UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
of 1934 (Amendment No.       )
                      -------

Check the appropriate box:

[  ]     Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2))

[X ]     Definitive Information Statement


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                                EVOLVE ONE, INC.
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4) Proposed maximum aggregate value of transaction:

                  (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                  (2) Form, Schedule or Registration Statement No.:

                  (3) Filing Party:

                  (4) Date Filed:


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                                EVOLVE ONE, INC.

                       5301 N. Federal Highway, Suite 120
                              Boca Raton, FL 33487

Dear Stockholders:

         We are writing to advise you that we intend to amend our Certificate of Incorporation to change the name of our company to China Direct, Inc. In addition, notice is hereby given that as of August 16, 2006, we adopted a 2006 Equity Compensation Plan (the "Plan"), substantially in the form attached hereto as Exhibit A pursuant to which our board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards, representing up to 10,000,000 shares of our common stock, to certain employees, outside directors, officers, consultants and advisors.

         These actions were approved on August 16, 2006 by our Board of Directors. In addition, three individuals who hold a majority of our issued and outstanding voting securities have approved these actions, with an effective date for the name change of September 18, 2006, by written consent in lieu of a special meeting in accordance with the relevant sections of the Delaware General Corporation Law. We have filed the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware for the name change, a copy of which is attached hereto as Exhibit B, which will specify an effective date of September 18, 2006.

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they are considered ratified in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. You are encouraged to carefully read the attached Information Statement, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934 (the "Exchange Act"), the approval of the actions described herein by the holders of a majority of the voting power of Evolve One, Inc. will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This information statement is first mailed to you on or about August 29, 2006.

         Please feel free to call us at (561) 989-9171 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in Evolve One.

                          For the Board of Directors of

                                           Evolve One, Inc.

                                         By:  /s/ Yuejian Wang
                                         ------------------------------
                                         Yuejian (James) Wang, Director and CEO

                                EVOLVE ONE, INC.
                       5301 N. Federal Highway, Suite 120
                              Boca Raton, FL 33487

                         INFORMATION STATEMENT REGARDING
                    ACTION TO BE TAKEN BY WRITTEN CONSENT OF
                              MAJORITY STOCKHOLDERS
                          IN LIEU OF A SPECIAL MEETING

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

         This Information Statement is being furnished to the stockholders of Evolve One, Inc. in connection with the adoption of (1) a Certificate of Amendment (the "Amendment") to our Certificate of Incorporation changing our name to China Direct, Inc., and (2) a 2006 Equity Compensation Plan ("2006 Equity Compensation Plan"), by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On August 16, 2006 our Board of Directors approved the Amendment and the adoption of the 2006 Equity Compensation Plan. The name change will become effective on September 18, 2006 (the "Effective Date of the Amendment") in accordance with the written consent of the holders of a majority of our issued and outstanding common stock and the filing of the Amendment with the Secretary of State of Delaware in accordance with the relevant sections of the Delaware General Corporation Law.

         As of August 29, 2006 there are 10,526,120 shares of our common stock issued and outstanding. The following individuals who collectively own approximately 96% of our outstanding common stock, which is in excess of the required majority of our outstanding voting securities necessary for the adoption of this action, have executed a written consent approving the
Amendment:


                  Stockholder                        No. of Shares Owned


                  Yuejian (James) Wang                4,000,000
                  Marc Siegel                         4,000,000
                  David Stein                         2,083,114
                                                      ----------
                                                     10,083,114


         Yuejian (James) Wang, Marc Stein and David Stein are officers and directors of Evolve One.

         The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities.


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         Pursuant to Section 228 of the Delaware General Corporation Law, we are
required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about August 29, 2006 to stockholders of record, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter's rights are afforded to our stockholders under Delaware law as a result of the adoption of the Amendment and the 2006 Equity Compensation Plan.

         The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                           OUR PRINCIPAL STOCKHOLDERS

         Our voting securities are comprised of our common stock. The holders of our shares of common stock are entitled to one vote for each outstanding share on all matters submitted to our stockholders. The following table contains information regarding record ownership of our common stock as of August 29, 2006 held by:

   * persons who own beneficially more than 5% of our outstanding voting securities,
   *   our directors,
   *   named executive officers, and
   *   all of our directors and officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from August 29, 2006, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is 5301 N. Federal Highway, Suite 120, Boca Raton, FL 33487

Name of                         Amount and Nature of               Percentage
Beneficial Owner               Beneficial Ownership                 of Class


Yuejian (James) Wang (1)              4,800,000                         42%
Marc Siegel (2)                       4,800,000                         42%
David Siegel (3)                      2,483,114                         23%
Yi (Jenny) Liu (4)                            0                          na
All officers and directors as
  a group (four persons)(5)          12,083,114                         97%


(1) Includes options to purchase 400,000 shares of our common stock with an exercise price of $0.01 per share and options to purchase 400,000 shares of our common stock with an exercise price of $2.50 per share. Does not include 1,400,000 shares issuable upon exercise of options which have not vested.

(2) Includes options to purchase 400,000 shares of our common stock with an exercise price of $0.01 per share and options to purchase 400,000 shares of our common stock with an exercise price of $2.50 per share. Does not include 1,400,000 shares issuable upon exercise of options which have not vested.

(3) Includes options to purchase 200,000 shares of our common stock with an exercise price of $0.01 per share and options to purchase 200,000 shares of our common stock with an exercise price of $2.50 per share. Does not include 700,000 shares issuable upon exercise of options which have not vested.

(4) Does not include 48,000 shares issuable upon exercise of options which have not vested.

(5) Includes footnotes (1) through (4)


                                  THE AMENDMENT

         The Amendment will change the name of our company to China Direct, Inc. Our Board of Directors and majority stockholders believe that this name change is necessary to more align our corporate name and brand to the nature of our business and operations.

Manner of Effecting the Amendment

         The Amendment will be effected by the filing of the Amendment with the Secretary of the State of Delaware. We filed the Amendment with the Secretary of
 State of Delaware on August 17, 2006. The Amendment specifies that the effective date of the name change will be after close of business on September 18, 2006 which is approximately 20 days after this Information Statement was first mailed to our stockholders.

No Dissenter's Rights

         Under Delaware law stockholders are not entitled to dissenter's rights of appraisal with respect to the Amendment.

                        THE 2006 EQUITY COMPENSATION PLAN

         We have summarized below certain key provisions of the 2006 Equity Compensation Plan. This summary may not contain all the information that is important to you. You should review the entire Plan, a copy of which is included as Exhibit A.

Shares Available

         The maximum number of shares of our common stock that may be delivered under the Plan is 10,000,000 subject to adjustment for certain specified changes to our capital structure. Some awards under the Plan may link future payments to the awardee to the future value of a specified number of shares of our common stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the Plan. If an award under the Plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the Plan. As of August 16, 2006, our board of directors has issued 9,046,000 options under the Plan.

Eligibility

         All employees, officers, outside directors, consultants and advisors are eligible to participate in the Plan.

Administration

         The administrator of the Plan will be the Board of Directors or any committee which the Board designates to serve as the administrator of the Plan. The committee serving as administrator (the "Committee") will, among other things, have the authority to:

     o   construe the Plan and any award under the Plan;

     o select the directors, officers, employees and non-employee service providers to whom awards may be granted and the time or times at which awards will be granted;

     o determine the number of shares of our common stock to be covered by or used for reference purposes for any award;

     o modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards;

     o impose any term, limitation or condition upon an award under the Plan that the Committee deems appropriate to achieve the objective of the Plan;

     o   adopt rules and regulations for carrying out the Plan; and

     o amend the terms and conditions of awards previously granted under the Plan so long as such new terms and conditions are consistent with the terms of the Plan and that if such amendment is detrimental to the participant in the Plan, such participant's consent is obtained;

         The Committee has not yet made any awards under the Plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

Types of Awards

The types of awards that may be made under the Plan are stock options, stock appreciation rights, restricted stock awards, and Reload Options. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("Non-Qualified Options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years, and (3) the recipient must be an employee of our company.

Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our common stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

Reload Options. Concurrently with the award of a Nonqualified Stock Option and/or Incentive Stock Option, the Committee may grant a Reload Option to enable the employee to purchase a number of shares for either cash or shares. The Reload Option becomes effective only if the employee uses common stock of the company owned by him for at least twelve months to purchase the shares issuable to him upon his exercise of either the underlying Non-Qualified Option or ISO. The Reload Option is designed to replace those shares used as the purchase price, and the number of Reload Options will equal the number of shares of the company's common stock used by the employee to exercise the underlying option. Reload options are subject to the identical material restrictions as govern the respective Non-Qualified Options or ISOs they replace.

The Reload Option price will be the fair market value of a share of the company's common stock (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares) on the date the Reload Option becomes effective, that is, the date on which the underlying option shall have been exercised.

Certain Corporate Transactions

If certain corporate transactions specified in the Plan occur, the Committee may make appropriate or equitable adjustments to the Plan and awards, including (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding awards under the Plan.

The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. We are required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Amendment

The board may amend the Plan at any time and from time to time, provided that
(1) no amendment may deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and
(2) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

Term of Plan

No award may be granted under the Plan after the close of business on July 28, 2016, the day immediately preceding the tenth anniversary of the effective date of the Plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Certain Federal Income Tax Considerations

Matters Relating to Section 162(m) of the Internal Revenue Code

          Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by us paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation." We believe that awards of stock options, SARs and certain other "performance-based compensation" awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit.

Matters Relating to Change of Control

The Committee may provide that the vesting of an award be accelerated upon a change of control. In such event, all or a portion of the relevant award may be deemed a "parachute payment." Under provisions of the Internal Revenue Code, (1) the recipient of an "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (2) the "excess parachute payment" would not be deductible to our company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

Incentive Stock Options No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

Effective Date of the Plan

          The Plan, as to the issuance of incentive stock options, will become effective on September 18 , 2006, a date that is more than 20 days from the mailing of this Information Statement to our stockholders.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

         We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION
                                       OF
                                EVOLVE ONE, INC.
                            (A Delaware Corporation)

         Pursuant to Section 242 of the Delaware General Corporations Law, the undersigned, being the President of Evolve One, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that the following resolutions were adopted by the Corporation's Board of Directors and its stockholders as hereinafter described:

         RESOLVED, that the First Article of the Certificate of Incorporation is hereby deleted and replaced with the following:

                                   "ONE - NAME

                  The name of this Corporation is China Direct, Inc."

         The effective date of this amendment shall be September 18, 2006.

         The foregoing resolution and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated August 16 2006 in accordance with Section 141 of the Delaware General Corporation Law, and by the written consent dated August 16 2006 of the holders of shares of the Corporation's voting stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in accordance with Section 228 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed this Certificate of Amendment to the Corporation's Certificate of Incorporation as of August 16 2006.




                                          EVOLVE ONE, INC.

                                                 By: /s/ Marc Siegel
                                                    -------------
                                                      Marc Siegel, President

                                    EXHIBIT B

                                EVOLVE ONE, INC.
                          2006 EQUITY COMPENSATION PLAN

                                EVOLVE ONE, INC.

                          2006 Equity Compensation Plan



1.       Purpose; Definitions.

1.1 Purpose. The purpose of the Evolve One, Inc. 2006 Equity Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:


(a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

(e) "Common Stock" means the Common Stock of the Company, $.001 par value per share.

(f) "Company" means Evolve One, Inc., a corporation organized under the laws of the State of Delaware.

(g) "Deferred Stock" means Common Stock to be received, under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) "Effective Date" means the date set forth in Section 12.1, below.

(j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:
(i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k) "Holder" means a person who has received an award under the Plan.

(l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

(q)"Plan" means the Evolve One, Inc. 2006 Equity Compensation Plan, as hereinafter amended fromtime to time.

(r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s) "Restricted Stock" means Common Stock, received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)"Stock Reload Option" means any option granted under Section 5.3 of the Plan.

(x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

2. Administration.

2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder [including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder's conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine];

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

(e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

(g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

2.3               Interpretation of Plan.


(a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to
Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

3. Stock Subject to Plan.

3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 10,000,000 shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 3.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 3.2 shall be made by the Committee, in good faith, whose determination will be final, binding and conclusive.

3.3 Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or
(e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this
Section 3.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 3.3, in the event of the occurrence of any transaction described in this Section 3.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

4.                Eligibility.

         Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if
(a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

5.                Stock Options.

5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("10% Stockholder").

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. Subject to the provisions of applicable law, including restrictions on the extension of credit to officers and directors of the Company, the Committee shall be empowered to determine the types of consideration to be paid upon exercise of awards Plan (including without limitation by a Holder's conversion of deferred salary or other indebtedness of the Company to the Holder), such as services, property or other securities of the Company

(e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative).

(f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

(i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option"), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes ( but only if such shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

6.                Stock Appreciation Rights.

6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

7. Restricted Stock.

7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8. Deferred Stock.

8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

9. Other Stock-Based Awards.

                  Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.               Accelerated Vesting and Exercisability.

10.1 Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2 Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

11.               Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

12.               Term of Plan.

12.1 Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company's Board of Directors (the "Effective Date"), subject to the following provisions:

                  (a) to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

                  (b) the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 13.1 shall not invalidate the Plan; provided, however, that (i) in the absence of such stock holder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Board to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.               General Provisions.

13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3              Employees.

(a) Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company's policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

(b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

                                 Plan Amendments



                      Date Approved
  Date Approved    by Stockholders, if      Sections Amended     Description of
    by Board             necessary                                 Amendments

                            FORM OF OPTION AGREEMENT

 [SPECIMEN FORM]

                                EVOLVE ONE, INC.
                           Stock Option Agreement Form

THIS AGREEMENT is made as of ____________________, 200_ between Evolve One, Inc.., a Delaware corporation (the"Company"), and
 _________________________________ (the "Optionee").

          THE PARTIES AGREE AS FOLLOWS:

          1. Option Grant. The Company hereby grants to the Optionee an option (the "Option") to purchase the number of shares of the Company's Common Stock (the "Shares"), for an exercise price per share (the "Option Price") and based upon a Grant Date, all as set forth below:

                   Shares under option: ________ ("Shares")
                   Option Price per Share: $_______________("Option Price") Grant Date: _______________, 200_("Grant Date")

The Option will be subject to all of the terms and conditions set forth herein and in the Company's 2006 Equity Compensation Plan (the "Option Plan"), a copy of which is attached hereto and incorporated by reference. The Option granted hereunder will be a [incentive/nonstatutory or nonqualified option for tax purposes].

         2. Stockholder Rights. No rights or privileges of a stockholder in the Company are conferred by reason of the granting of the Option. Optionee will not become a stockholder in the Company with respect to the Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

         3. Termination. Subject to earlier termination as provided in the Option Plan, this Option will expire, unless previously exercised in full, on _________, 20__.

          4. Terms of the Option Plan. The Optionee understands that the Option Plan includes important terms and conditions that apply to this Option. Those terms include (without limitation): important conditions to the right of the Optionee to exercise the Option; important restrictions on the ability of the Optionee to transfer the Option or to transfer Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including the Optionee no longer being an officer, director, employee or consultant to or of the Company or its subsidiaries. The optionee acknowledges that he or she has read the option Plan, agrees to be bound by its terms, and makes each of the representations required to be made by the Optionee under it.

           5. Resale of Shares. Optionee acknowledges that, unless the Optionee has been advised by the Company that a current registration statement is in effect covering the resale of the Shares, the Shares have not been registered under the Securities Act, and the Shares must be held by the Optionee indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Optionee is aware of the provision of Rule 144 promulgated under the Securities Act that permits the limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the satisfaction of having held the Shares for a certain duration of time, the availability of certain current public information about the Company, the sale being through a "broker's transaction" (as provided by Rule 144(f)), and the volume of shares sold not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)). Even if a registration statement is in effect, the Optionee understands that Shares issued under the Plan to affiliates are subject to certain limitations and restrictions on resale. In the event the Shares are not registered, Optionee understands that the Shares shall bear a restrictive legend substantially similar to the following:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS NOT REQUIRED"

         6. Miscellaneous. This Agreement (together with the Option Plan) sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. This Agreement will be governed by the substantive law of the State of Florida, and may be executed in counterparts.

          The parties hereby have entered into this Agreement as of the date set forth above.

                                              EVOLVE ONE, INC.

                                              By_____________________________
                                                An Authorized Officer


                                            OPTIONEE

                                            ---------------------------------


Attachments:
Exhibit A Spousal Consent
Exhibit B 2006 Equity Compensation Plan

                                    EXHIBIT A
                                 SPOUSAL CONSENT

         The undersigned is the spouse of the Optionee referred to in the attached Evolve One, Inc. 2006 Equity Compensation Plan Agreement (the "Agreement"). The undersigned acknowledges that he or she:


1. has received, reviewed and understands the terms of the Agreement (including its attachments);
2. consents to the Agreement, and agrees to be bound by its terms to the extent that he or she now has or may obtain any interest in the Option or Shares covered by the Agreement; and

3. understands that the Company is relying upon this consent in entering into the Agreement and in not taking further steps to protect its interests.

 Date:        , 200_

                                                     Print Name

                                    EXHIBIT B
                          2006 EQUITY COMPENSATION PLAN